Exhibit 99.1
SERIES D CUMULATIVE CONVERTIBLE PREFERRED STOCK
REDEMPTIONS – FREQUENTLY ASKED QUESTIONS
Redemptions
What are Redemptions?
After September 21, 2023, each holder (a “Series D Preferred Holder”) of Series D Cumulative Convertible Preferred Stock (the “Series D Preferred Stock”) of Wheeler Real Estate Investment Trust, Inc. (the “Company”) has the right, at such holder’s option, to request that the Company redeem any or all of such holder’s shares of Series D Preferred Stock on a monthly basis – with redemptions commencing in October 2023 – at a redemption price of $25.00 per share, plus the amount of all accrued but unpaid dividends to and including the redemption date (the “Redemption Price”).
The Redemption Price is payable by the Company, at our option, in cash or in equal value of shares of our common stock, par value $0.01 (the “Common Stock”), or in any combination of cash and shares of Common Stock.

The Company intends to settle redemptions of Series D Preferred Stock in shares of Common Stock.

Redemption Process
What is the process to redeem shares of Series D Preferred Stock?

Stockholders seeking redemption of their Series D Preferred Stock will be required to complete a Holder Redemption Notice and a Stock Ownership Statement (copies of each form are available on the Company’s website at https://ir.whlr.us/series-d/series-d-redemption) and send the two forms to the Company and Computershare, the Company’s transfer and redemption agent.

Fully completed Redemption requests received on or before the 25th day of any month (the “Redemption Request Date”) will be entitled to receive the Redemption Price on the 5th day of the following month or, if such date is not a business day, on the next succeeding business day (such date, the “Holder Redemption Date”).

I own other securities of the Company. Am I eligible to participate in these Redemptions?

Only Series D Preferred Holders are eligible to participate in these Redemptions.

Will the Company pre-screen my Redemption request forms and advise me if I am missing any required information?

If a Series D Preferred Holder has any questions about the Holder Redemption Notice, the Stock Ownership Statement or any other aspect of the Redemptions, please contact Investor Relations at investorrelations@whlr.us. Any incomplete forms that are submitted to the Company will be returned. The Company will not pre-screen any Redemption request forms.

Is the Redemption option available indefinitely?

For so long as you are a holder of the Series D Preferred Stock, and the redemption option is a term of the Series D Preferred Stock, you will have the option to redeem those shares in accordance with the terms of the Series D Preferred Stock. Fully completed Redemption requests received on or before the Redemption Request Date of any month will be entitled to receive the Redemption Price on the next Holder Redemption Date.

In the “Redemption Proceeds Instructions” section of the Holder Redemption Notice, should I mark both the “cash” and “stock” options for the form of payment of my Redemption Price or just one or the other?

The Redemption Price is payable by the Company, at our option, in cash or in equal value of shares of Common Stock, or in any combination of cash and shares of Common Stock. The Company intends to settle redemptions of Series D Preferred Stock in shares of Common Stock.

The “Redemption Proceeds Instructions” section of the Holder Redemption Notice is not an election by you to receive either cash or Common Stock. Rather, it is a direction by you as to where the Company should send Common Stock (i.e., to either your Computershare account or your brokerage account) and, if applicable, any cash. Please make sure to direct us where to send both Common Stock and cash in lieu of fractional shares of Common Stock. A Holder Redemption Notice that is submitted to the Company without both directions completed will be returned as incomplete.

I note that the Holder Redemption Form requires certain information about my broker that holds my Series D Preferred Stock. Is any other action required by my broker for me to redeem my Series D Preferred Stock and receive Common Stock in exchange therefor at my brokerage account?

Computershare will coordinate directly with your broker. If additional questions arise, please contact Investor Relations at investorrelations@whlr.us.

I note that the Holder Redemption Form requires medallion signature guarantees. What is that?

A medallion signature guarantee is one of several special certification stamps that guarantees that a signature authorizing a transfer of securities is in fact authentic. Normally, you can obtain a medallion signature guarantee at a financial institution – such as a bank – where you are a customer. The bank may assess a small charge for this service.

I note that the Holder Redemption Form requires that it be sent via regular or overnight mail to Computershare with a copy to the Company. May I just email the Company the form?

No. While you may email the form to the Company at investorrelations@whlr.us to satisfy your obligation to provide the Company with a copy, you must mail the form to Computershare via regular or overnight mail for it to be accepted.

For each Redemption, how will the Company calculate the number of shares of Common Stock to be issued per share of Series D Preferred Stock?

The number of shares of Common Stock to be issued per share of Series D Preferred Stock will be equal to the quotient obtained by dividing (i) the sum of the $25.00 liquidation preference per share of Series D Preferred Stock plus an amount equal to all accrued and unpaid dividends thereon (see section below regarding dividend amount) to and including the Holder Redemption Date (unless the Holder Redemption Date is after a dividend record date of December 30th, March 30th, June 30th or September 30th and prior to the corresponding dividend payment date of January 15th, April 15th, July 15th or October 15th, in which case no additional amount for such accrued and unpaid dividend payment shall be included in this sum) by (ii) the volume weighted average price per share of Common Stock for the ten consecutive trading days immediately preceding, but not including, the Holder Redemption Date as reported on Nasdaq.

Fractional shares of Common Stock will not be issued and instead Computershare shall pay you the amount of the cash value of any entitlement to fractional shares.

What is the first Holder Redemption Date?

October 5, 2023.

How long will it take for the Company to deliver the Common Stock following my Redemption?

Delivery of Common Stock will be made as soon as possible after the applicable Holder Redemption Date in accordance with customary settlement cycles.

Dividend and Tax Issues

What is the amount of the dividends per share on the Series D Preferred Stock?

Until September 21, 2023, the Series D Preferred Holders are entitled to receive cumulative cash dividends at a rate of 10.75% per annum of the $25.00 liquidation preference per share, or at $2.6875 per share per annum (the “Current Rate”). Commencing on September 21, 2023, the Series D Preferred Holders will be entitled to cumulative cash dividends at an annual dividend rate of the Current Rate increased by 2% of the liquidation preference per share, which shall increase by an additional 2% of the liquidation preference per share on each subsequent anniversary thereafter, subject to a maximum annual dividend rate of 14%. Dividends are payable quarterly in arrears on or before each Dividend Payment Date of each year.

What are the tax consequences to me as a result of my Redemption of my Series D Preferred Stock?

Redemption of Series D Preferred Stock solely in exchange for Common Stock (whether or not an isolated transaction) is treated as a recapitalization, and therefore as a corporate reorganization, under Section 368(a)(1)(E) of the Internal Revenue Code. Stockholders generally will not recognize gain or loss upon the Redemption of Series D Preferred Stock entirely in exchange for our Common Stock.

However, the lesser of (1) the amount by which the fair market value of the Common Stock received in the Redemption (determined immediately following the Redemption) exceeds the issue price of the Series D Preferred Stock, or (2) the amount of accumulated and unpaid dividends, will be treated as a deemed distribution of property made by the Company.

For more information on the tax consequences of a Redemption, see “U.S. Federal Income Tax Considerations – U.S. Federal Income Tax Considerations of Redemption or Conversion of Series D Preferred Stock for Common Stock,” beginning on page 61 of the Form S-11 that was filed by the Company with the SEC on September 1, 2023.

The application of the U.S. federal income tax laws to these redemptions is highly complex and, in certain cases, unsettled. Stockholders are urged to consult with their own tax advisors regarding the U.S. federal income tax consequences of any redemption of Series D Preferred Stock for Common Stock.

When will the Company make available the Form 8937 for each Redemption?

On or before the 45th day following each Redemption or, if earlier, January 15 of the year following the calendar year of each Redemption, we will post an IRS Form 8937 with respect to that Redemption on the Company’s website at https://ir.whlr.us/series-d/series-d-redemption.

Non-U.S. Investors

I am an investor located outside the United States. Am I eligible to redeem my Series D Preferred Stock?

Yes.

Is the medallion stamp signature guarantee required for an investor’s signature in the Holder Redemption Form required for non-U.S. investors?

Yes, it is required for all investors, wherever located.
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